SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549


                            FORM 8-K

                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   July 10, 1997


                BEDFORD PROPERTY INVESTORS, INC.
     (Exact name of Registrant as specified in its charter)



Maryland                      1-12222                       68-0306514
(State or other             (Commission               (I.R.S. Employer
jurisdiction of             File Number)           Identification No.)
incorporation)



       270 Lafayette Circle, Lafayette, California  94549
            (Address of principal executive offices)


Registrant telephone number, including area code:  (510) 283-8910









Item 2.  Acquisition or Disposition of Assets

        On July 10, 1997, the Company purchased Orillia Office Park, a 334,255 square foot, five-building office complex in Renton, Washington, from David and Sandra Sabey. The acquisition of
$32,500,000 was financed with borrowings from the Company's credit facility with Bank of America.

Item 7.  Financial Statement and Exhibits:

        (A)  Financial Statements
             Required financial information disclosures with respect to the acquisition of Orillia Office Park will be filed by amendment to this Form 8-K within sixty (60) days of the date of this report.

        (B)  Pro forma Financial Information
             Required pro forma financial information disclosures with respect to the acquisition of Orillia Office Park will be filed by amendment to this Form 8-K within sixty (60) days of the date of this report.

        (C)  Exhibit and Exhibit Index
             10.16 Purchase and Sale Agreement dated as of June 9, 1997, by and between Bedford Property Investors, Inc., as Buyer, and David and Sandra Sabey, as Sellers for Orillia Office Park.


        SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                       BEDFORD PROPERTY INVESTORS, INC.



                       By:  /s/ Peter B. Bedford
                            Peter B. Bedford
                            Chief Executive Officer and
                            Chief Financial Officer

Date: July 23, 1997